UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3346
                                                      --------

                          Oppenheimer Series Fund, Inc.
                          -----------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                      Date of reporting period: 10/31/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN COMMON STOCK INDUSTRIES
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Capital Markets                                                            11.6%
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Oil, Gas & Consumable Fuels                                                10.1
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Aerospace & Defense                                                         7.9
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Electric Utilities                                                          7.5
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Pharmaceuticals                                                             6.7
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Media                                                                       5.9
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Semiconductors & Semiconductor Equipment                                    5.0
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Commercial Banks                                                            4.7
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Diversified Financial Services                                              4.2
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Machinery                                                                   3.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
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Boeing Co.                                                                  5.4%
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Exxon Mobil Corp.                                                           5.0
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Credit Suisse Group, ADR                                                    4.8
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Wachovia Corp.                                                              4.7
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FirstEnergy Corp.                                                           4.6
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Bank of America Corp.                                                       4.2
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UBS AG                                                                      4.0
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Johnson & Johnson                                                           3.5
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Novartis AG, ADR                                                            3.2
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Siemens AG, Sponsored ADR                                                   3.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
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                           8 | OPPENHEIMER VALUE FUND

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SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                            26.7%
   Capital Markets                    12.2
   Commercial Banks                    4.9
   Diversified Financial Services      4.5
   Insurance                           2.8
   Thrifts & Mortgage Finance          2.3
Industrials                           14.9
Energy                                12.7
Health Care                            9.3
Utilities                              8.2
Consumer Staples                       7.1
Information Technology                 7.1
Consumer Discretionary                 6.2
Materials                              4.2
Telecommunication Services             3.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2007, and are based on the total market value of common stocks.

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                           9 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's Class A shares returned 17.37% without sales charge for the 12-month period ended October 31, 2007, outperforming the 10.83% return of the Russell 1000 Value Index and the 14.55% return of the S&P 500 Index. In addition, the Fund's performance ranked in the first quartile of the Lipper Large-Cap Value peer group. Relative to the Russell 1000 Value Index, performance achieved in the industrials, consumer discretionary, utilities and consumer staples areas more than offset declines in the Fund's financials holdings.

     Relative to the Russell 1000 Value Index, the Fund's best gains were achieved in the industrials, consumer discretionary, utilities and consumer staples areas. In each of these sectors, the Fund's individual stock selection strategy was the primary driver of performance. Industrials stocks posted solid gains for the Fund, most notably our holdings in Navistar International Corp., the trucking firm that we believe gained more attention from other investors during the reporting period. When we initiated our position in Navistar, we knew that the trucking business is often volatile. However, we believed Navistar was selling at an attractive price, especially considering the long-range earnings power of the company. The stock has been a strong performer for the Fund.

     The Fund also benefited from its holdings in Siemens AG, one of the world's largest electrical, engineering and electronics companies. We have owned shares of Siemens for some time now and we weathered its restructuring efforts with confidence in the company's ability to successfully increase margins in a number of its key businesses. In our view, the company is situated in some attractive end markets, such as the power generation and factory automation markets. Siemens has made progress in improving its profitability. United Technologies Corp. also gained value due to its continued earnings growth, which has been fueled by the urbanization in developing countries that has benefited its Otis Elevator business, and optimism surrounding its aerospace division, which we believe is set to profit from the Boeing 787-8 Dreamliner planes.

     Within consumer discretionary, the Fund's primary gains stemmed from our holdings in Liberty Global, Inc., a cable company that primarily services Europe and Japan. The company has continued to grow its cash flow through strength in its penetration of telephone and high-speed data services. In addition, Liberty Global gained value through a number of shrewd capital management decisions where it divested itself of select individual properties at very attractive valuations and then used the proceeds to buy back stock at even more attractive valuations.


                           10 | OPPENHEIMER VALUE FUND

     Among the Fund's utilities stocks, Exelon Corp. and Reliant Energy Corp. both advanced on growing investor optimism regarding a tightening power market in the areas they served. In addition, because Exelon's power generation fleet is largely nuclear, there has also been optimism that the company will benefit from any type of carbon constraints that would raise marginal costs of power for its non-nuclear competitors. We have exited our position in Reliant Energy.

     In consumer staples, the Fund's gains primarily stemmed from two holdings:
Costco Wholesale Corp. and Altria Group, Inc. In the case of Costco, the largest wholesale club operator in the U.S., we were encouraged by the company's prospects for margin expansion over the next few years. During the reporting period, the stock has performed especially well as other investors' thinking aligned with our beliefs in terms of the company's margin outlook. Toward the end of the reporting period, we trimmed our holdings, taking profits for the Fund. As for tobacco giant Altria, investor sentiment has remained positive following the company's long-awaited spinoff of its Kraft Foods division that was completed in March 2007. The company also signaled intentions to spin off the international arm of its tobacco brand, which has further fueled investor optimism.

     On the other hand, virtually all of the Fund's negative performance can be traced to its holdings in the financials area where declines were primarily from UBS AG, E*TRADE Financial Corp., Wachovia Corp., Ambac Financial Group, Inc., Citigroup, Inc. and Freddie Mac. We exited our positions in Ambac and Citigroup. The stock price of UBS fell due to losses within its fixed-income trading business. We do not believe the fixed income losses will affect the company's world class wealth management group.

      In the case of E*TRADE, the company's stock price has faltered due to losses experienced in its loan portfolio. Wachovia, like many other banks, suffered due to consumer credit fears and as a result of investor concerns regarding its purchase of Golden West Financial, a mortgage company. We see a lot of value in Wachovia, especially relative to other banks, and the stock remains in the portfolio.

     Other detractors include Citigroup, where its stock price suffered due to concerns over consumer credit and cost management. Ambac Financial, which provides credit guarantees for all sorts of bonds, including mortgages and collateralized debt obligations, experienced difficulties during the reporting period as investors became concerned about potential losses in its bond activities. We have since exited the stock. Freddie Mac also underperformed during the period.

     As of the end of the reporting period, we have increased the Fund's exposure to the energy, telecom and industrials areas by initiating or adding to positions in Murphy Oil Corp., AT&T, Inc. and Boeing Co., respectively. On balance, we have decreased the Fund's


                           11 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

exposure to the information technology group, where we sold our holdings in Microsoft Corp., Texas Instruments, Inc. and Corning, Inc. We have also decreased the Fund's holdings in the consumer staples and consumer discretionary areas, where we trimmed our investments in Costco and Liberty Global, respectively, taking profits for the Fund.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2007. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                           12 | OPPENHEIMER VALUE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Value Fund (Class A)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Value
                         Fund (Class A)                  S&P 500 Index

 10/31/1997                 $  9,425                       $ 10,000
 01/31/1998                 $  9,561                       $ 10,760
 04/30/1998                 $ 10,770                       $ 12,250
 07/31/1998                 $ 10,111                       $ 12,396
 10/31/1998                 $  9,637                       $ 12,201
 01/31/1999                 $ 10,712                       $ 14,258
 04/30/1999                 $ 10,799                       $ 14,924
 07/31/1999                 $ 10,615                       $ 14,900
 10/31/1999                 $  9,983                       $ 15,332
 01/31/2000                 $  9,393                       $ 15,732
 04/30/2000                 $ 10,111                       $ 16,434
 07/31/2000                 $  9,888                       $ 16,236
 10/31/2000                 $  9,723                       $ 16,264
 01/31/2001                 $ 10,567                       $ 15,590
 04/30/2001                 $ 10,349                       $ 14,303
 07/31/2001                 $ 10,481                       $ 13,910
 10/31/2001                 $  9,179                       $ 12,216
 01/31/2002                 $ 10,068                       $ 13,075
 04/30/2002                 $ 10,079                       $ 12,499
 07/31/2002                 $  8,499                       $ 10,625
 10/31/2002                 $  8,522                       $ 10,372
 01/31/2003                 $  8,709                       $ 10,067
 04/30/2003                 $  8,981                       $ 10,836
 07/31/2003                 $ 10,044                       $ 11,756
 10/31/2003                 $ 10,668                       $ 12,528
 01/31/2004                 $ 12,043                       $ 13,545
 04/30/2004                 $ 11,615                       $ 13,314
 07/31/2004                 $ 11,673                       $ 13,303
 10/31/2004                 $ 12,252                       $ 13,707
 01/31/2005                 $ 13,373                       $ 14,387
 04/30/2005                 $ 13,221                       $ 14,157
 07/31/2005                 $ 14,142                       $ 15,171
 10/31/2005                 $ 13,966                       $ 14,902
 01/31/2006                 $ 14,843                       $ 15,880
 04/30/2006                 $ 15,250                       $ 16,337
 07/31/2006                 $ 14,899                       $ 15,987
 10/31/2006                 $ 16,089                       $ 17,335
 01/31/2007                 $ 17,142                       $ 18,182
 04/30/2007                 $ 18,298                       $ 18,825
 07/31/2007                 $ 18,247                       $ 18,565
 10/31/2007                 $ 18,882                       $ 19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   10.62%     5-Year   15.87%     10-Year   6.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                           13 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Value Fund (Class B)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Value
                         Fund (Class B)                  S&P 500 Index

 10/31/1997                 $ 10,000                       $ 10,000
 01/31/1998                 $ 10,121                       $ 10,760
 04/30/1998                 $ 11,379                       $ 12,250
 07/31/1998                 $ 10,668                       $ 12,396
 10/31/1998                 $ 10,147                       $ 12,201
 01/31/1999                 $ 11,256                       $ 14,258
 04/30/1999                 $ 11,327                       $ 14,924
 07/31/1999                 $ 11,109                       $ 14,900
 10/31/1999                 $ 10,430                       $ 15,332
 01/31/2000                 $  9,797                       $ 15,732
 04/30/2000                 $ 10,527                       $ 16,434
 07/31/2000                 $ 10,271                       $ 16,236
 10/31/2000                 $ 10,087                       $ 16,264
 01/31/2001                 $ 10,941                       $ 15,590
 04/30/2001                 $ 10,697                       $ 14,303
 07/31/2001                 $ 10,810                       $ 13,910
 10/31/2001                 $  9,448                       $ 12,216
 01/31/2002                 $ 10,346                       $ 13,075
 04/30/2002                 $ 10,340                       $ 12,499
 07/31/2002                 $  8,699                       $ 10,625
 10/31/2002                 $  8,705                       $ 10,372
 01/31/2003                 $  8,871                       $ 10,067
 04/30/2003                 $  9,139                       $ 10,836
 07/31/2003                 $ 10,191                       $ 11,756
 10/31/2003                 $ 10,811                       $ 12,528
 01/31/2004                 $ 12,205                       $ 13,545
 04/30/2004                 $ 11,771                       $ 13,314
 07/31/2004                 $ 11,830                       $ 13,303
 10/31/2004                 $ 12,417                       $ 13,707
 01/31/2005                 $ 13,553                       $ 14,387
 04/30/2005                 $ 13,398                       $ 14,157
 07/31/2005                 $ 14,332                       $ 15,171
 10/31/2005                 $ 14,154                       $ 14,902
 01/31/2006                 $ 15,043                       $ 15,880
 04/30/2006                 $ 15,455                       $ 16,337
 07/31/2006                 $ 15,099                       $ 15,987
 10/31/2006                 $ 16,305                       $ 17,335
 01/31/2007                 $ 17,372                       $ 18,182
 04/30/2007                 $ 18,544                       $ 18,825
 07/31/2007                 $ 18,492                       $ 18,565
 10/31/2007                 $ 19,137                       $ 19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   11.40%     5-Year   16.02%     10-Year   6.71%


                           14 | OPPENHEIMER VALUE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Value Fund (Class C)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Value
                         Fund (Class C)                  S&P 500 Index

 10/31/1997                 $ 10,000                       $ 10,000
 01/31/1998                 $ 10,125                       $ 10,760
 04/30/1998                 $ 11,383                       $ 12,250
 07/31/1998                 $ 10,669                       $ 12,396
 10/31/1998                 $ 10,147                       $ 12,201
 01/31/1999                 $ 11,253                       $ 14,258
 04/30/1999                 $ 11,330                       $ 14,924
 07/31/1999                 $ 11,109                       $ 14,900
 10/31/1999                 $ 10,432                       $ 15,332
 01/31/2000                 $  9,797                       $ 15,732
 04/30/2000                 $ 10,531                       $ 16,434
 07/31/2000                 $ 10,278                       $ 16,236
 10/31/2000                 $ 10,092                       $ 16,264
 01/31/2001                 $ 10,944                       $ 15,590
 04/30/2001                 $ 10,696                       $ 14,303
 07/31/2001                 $ 10,811                       $ 13,910
 10/31/2001                 $  9,448                       $ 12,216
 01/31/2002                 $ 10,347                       $ 13,075
 04/30/2002                 $ 10,341                       $ 12,499
 07/31/2002                 $  8,701                       $ 10,625
 10/31/2002                 $  8,707                       $ 10,372
 01/31/2003                 $  8,876                       $ 10,067
 04/30/2003                 $  9,141                       $ 10,836
 07/31/2003                 $ 10,196                       $ 11,756
 10/31/2003                 $ 10,811                       $ 12,528
 01/31/2004                 $ 12,174                       $ 13,545
 04/30/2004                 $ 11,721                       $ 13,314
 07/31/2004                 $ 11,752                       $ 13,303
 10/31/2004                 $ 12,306                       $ 13,707
 01/31/2005                 $ 13,412                       $ 14,387
 04/30/2005                 $ 13,236                       $ 14,157
 07/31/2005                 $ 14,130                       $ 15,171
 10/31/2005                 $ 13,923                       $ 14,902
 01/31/2006                 $ 14,769                       $ 15,880
 04/30/2006                 $ 15,145                       $ 16,337
 07/31/2006                 $ 14,769                       $ 15,987
 10/31/2006                 $ 15,915                       $ 17,335
 01/31/2007                 $ 16,922                       $ 18,182
 04/30/2007                 $ 18,030                       $ 18,825
 07/31/2007                 $ 17,951                       $ 18,565
 10/31/2007                 $ 18,537                       $ 19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year  15.48%     5-Year   16.32%     10-Year   6.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                           15 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Value Fund (Class N)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Value
                         Fund (Class N)                  S&P 500 Index

 03/01/2001                 $ 10,000                       $ 10,000
 04/30/2001                 $  9,928                       $ 10,094
 07/31/2001                 $ 10,050                       $  9,817
 10/31/2001                 $  8,794                       $  8,621
 01/31/2002                 $  9,635                       $  9,227
 04/30/2002                 $  9,640                       $  8,821
 07/31/2002                 $  8,126                       $  7,499
 10/31/2002                 $  8,143                       $  7,320
 01/31/2003                 $  8,307                       $  7,104
 04/30/2003                 $  8,563                       $  7,647
 07/31/2003                 $  9,564                       $  8,296
 10/31/2003                 $ 10,154                       $  8,841
 01/31/2004                 $ 11,453                       $  9,559
 04/30/2004                 $ 11,034                       $  9,396
 07/31/2004                 $ 11,079                       $  9,388
 10/31/2004                 $ 11,615                       $  9,674
 01/31/2005                 $ 12,667                       $ 10,154
 04/30/2005                 $ 12,514                       $  9,991
 07/31/2005                 $ 13,379                       $ 10,707
 10/31/2005                 $ 13,203                       $ 10,517
 01/31/2006                 $ 14,022                       $ 11,207
 04/30/2006                 $ 14,389                       $ 11,530
 07/31/2006                 $ 14,046                       $ 11,282
 10/31/2006                 $ 15,148                       $ 12,234
 01/31/2007                 $ 16,123                       $ 12,832
 04/30/2007                 $ 17,194                       $ 13,285
 07/31/2007                 $ 17,133                       $ 13,102
 10/31/2007                 $ 17,718                       $ 14,014

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/07

1-Year   15.96%     5-Year   16.82%     Since Inception (3/1/01)   8.96%


                           16 | OPPENHEIMER VALUE FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Value Fund (Class Y)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Value
                         Fund (Class Y)                  S&P 500 Index

 10/31/1997                 $ 10,000                       $ 10,000
 01/31/1998                 $ 10,154                       $ 10,760
 04/30/1998                 $ 11,443                       $ 12,250
 07/31/1998                 $ 10,753                       $ 12,396
 10/31/1998                 $ 10,263                       $ 12,201
 01/31/1999                 $ 11,415                       $ 14,258
 04/30/1999                 $ 11,518                       $ 14,924
 07/31/1999                 $ 11,312                       $ 14,900
 10/31/1999                 $ 10,654                       $ 15,332
 01/31/2000                 $ 10,024                       $ 15,732
 04/30/2000                 $ 10,804                       $ 16,434
 07/31/2000                 $ 10,566                       $ 16,236
 10/31/2000                 $ 10,396                       $ 16,264
 01/31/2001                 $ 11,309                       $ 15,590
 04/30/2001                 $ 11,090                       $ 14,303
 07/31/2001                 $ 11,248                       $ 13,910
 10/31/2001                 $  9,866                       $ 12,216
 01/31/2002                 $ 10,829                       $ 13,075
 04/30/2002                 $ 10,848                       $ 12,499
 07/31/2002                 $  9,158                       $ 10,625
 10/31/2002                 $  9,158                       $ 10,372
 01/31/2003                 $  9,349                       $ 10,067
 04/30/2003                 $  9,692                       $ 10,836
 07/31/2003                 $ 10,833                       $ 11,756
 10/31/2003                 $ 11,519                       $ 12,528
 01/31/2004                 $ 13,016                       $ 13,545
 04/30/2004                 $ 12,572                       $ 13,314
 07/31/2004                 $ 12,646                       $ 13,303
 10/31/2004                 $ 13,281                       $ 13,707
 01/31/2005                 $ 14,514                       $ 14,387
 04/30/2005                 $ 14,364                       $ 14,157
 07/31/2005                 $ 15,373                       $ 15,171
 10/31/2005                 $ 15,191                       $ 14,902
 01/31/2006                 $ 16,159                       $ 15,880
 04/30/2006                 $ 16,615                       $ 16,337
 07/31/2006                 $ 16,245                       $ 15,987
 10/31/2006                 $ 17,558                       $ 17,335
 01/31/2007                 $ 18,722                       $ 18,182
 04/30/2007                 $ 20,003                       $ 18,825
 07/31/2007                 $ 19,969                       $ 18,565
 10/31/2007                 $ 20,686                       $ 19,857

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/07

1-Year   17.81%     5-Year   17.70%     10-Year   7.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                           17 | OPPENHEIMER VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                           18 | OPPENHEIMER VALUE FUND

CLASS Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                           19 | OPPENHEIMER VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                           20 | OPPENHEIMER VALUE FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                 BEGINNING     ENDING        EXPENSES
                                 ACCOUNT       ACCOUNT       PAID DURING
                                 VALUE         VALUE         6 MONTHS ENDED
                                 5/1/07        10/31/07      OCTOBER 31, 2007
------------------------------------------------------------------------------
Class A Actual                   $ 1,000.00    $ 1,031.90    $  4.47
------------------------------------------------------------------------------
Class A Hypothetical               1,000.00      1,020.82       4.44
------------------------------------------------------------------------------
Class B Actual                     1,000.00      1,027.80       8.78
------------------------------------------------------------------------------
Class B Hypothetical               1,000.00      1,016.59       8.73
------------------------------------------------------------------------------
Class C Actual                     1,000.00      1,028.20       8.47
------------------------------------------------------------------------------
Class C Hypothetical               1,000.00      1,016.89       8.42
------------------------------------------------------------------------------
Class N Actual                     1,000.00      1,030.40       6.11
------------------------------------------------------------------------------
Class N Hypothetical               1,000.00      1,019.21       6.07
------------------------------------------------------------------------------
Class Y Actual                     1,000.00      1,034.10       2.62
------------------------------------------------------------------------------
Class Y Hypothetical               1,000.00      1,022.63       2.60

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2007 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A             0.87%
-----------------------------
Class B             1.71
-----------------------------
Class C             1.65
-----------------------------
Class N             1.19
-----------------------------
Class Y             0.51

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                           21 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--95.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--5.9%
--------------------------------------------------------------------------------
MEDIA--5.9%
Cinemark Holdings,
Inc.                                                1,476,168   $    25,404,851
--------------------------------------------------------------------------------
Comcast Corp., Cl. A
Special, Non-Vtg. 1                                 1,257,000        26,233,590
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                          2,419,767        88,757,054
--------------------------------------------------------------------------------
News Corp., Inc.,
Cl. A                                               3,142,700        68,102,309
                                                                ----------------
                                                                    208,497,804

--------------------------------------------------------------------------------
CONSUMER STAPLES--6.8%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%
Costco Wholesale
Corp.                                               1,045,352        70,310,376
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.7%
ConAgra Foods, Inc.                                 2,570,197        60,990,775
--------------------------------------------------------------------------------
TOBACCO--3.1%
Altria Group, Inc.                                  1,513,470       110,377,367
--------------------------------------------------------------------------------
ENERGY--12.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.1%
Halliburton Co.                                     1,866,380        73,572,700
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--10.1%
Exxon Mobil Corp.                                   1,910,900       175,783,691
--------------------------------------------------------------------------------
Murphy Oil Corp.                                    1,164,255        85,724,096
--------------------------------------------------------------------------------
Petroleo Brasileiro
SA, ADR                                               420,415        40,204,286
--------------------------------------------------------------------------------
Total SA, Sponsored
ADR                                                   686,100        55,306,521
                                                                ----------------
                                                                    357,018,594

--------------------------------------------------------------------------------
FINANCIALS--25.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--11.6%
Credit Suisse Group,
ADR                                                 2,508,400       169,818,680
--------------------------------------------------------------------------------
E * TRADE Financial
Corp. 1                                             9,093,477       101,301,334
--------------------------------------------------------------------------------
UBS AG                                              2,616,000       140,453,040
                                                                ----------------
                                                                    411,573,054

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.7%
Wachovia Corp.                                      3,649,800   $   166,905,354
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
Bank of America
Corp.                                               3,111,278       150,212,502
--------------------------------------------------------------------------------
INSURANCE--2.7%
Everest Re Group Ltd.                                 545,481        58,115,546
--------------------------------------------------------------------------------
National Financial
Partners Corp.                                        649,821        35,525,714
                                                                ----------------
                                                                     93,641,260

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.2%
Freddie Mac                                         1,508,067        78,766,339
--------------------------------------------------------------------------------
HEALTH CARE--8.9%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.2%
Vanda Pharmaceuticals,
Inc. 1                                                362,500         5,437,500
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.0%
Medco Health
Solutions, Inc. 1                                     376,106        35,496,884
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                     467,080        37,006,748
                                                                ----------------
                                                                     72,503,632

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.7%
Johnson & Johnson                                   1,921,300       125,211,121
--------------------------------------------------------------------------------
Novartis AG, ADR                                    2,109,275       112,150,152
                                                                ----------------
                                                                    237,361,273

--------------------------------------------------------------------------------
INDUSTRIALS--14.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--7.8%
Alliant Techsystems,
Inc. 1                                                317,310        35,027,851
--------------------------------------------------------------------------------
Boeing Co.                                          1,947,121       191,966,659
--------------------------------------------------------------------------------
United Technologies
Corp.                                                 682,900        52,303,311
                                                                ----------------
                                                                    279,297,821

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.2%
Siemens AG, Sponsored
ADR                                                   821,400       112,014,318


                           22 | OPPENHEIMER VALUE FUND

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MACHINERY--3.2%
Deere & Co.                                           372,900   $    57,762,210
--------------------------------------------------------------------------------
Navistar International
Corp. 1                                               884,063        55,695,969
                                                                ----------------
                                                                    113,458,179

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.8%
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.0%
Applied Materials,
Inc.                                                1,652,570        32,092,909
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                    1,431,249        75,355,260
--------------------------------------------------------------------------------
Lam Research Corp. 1                                1,416,600        71,113,320
                                                                ----------------
                                                                    178,561,489

--------------------------------------------------------------------------------
SOFTWARE--1.8%
Take-Two Interactive
Software, Inc. 1                                    3,338,145        62,690,363
--------------------------------------------------------------------------------
MATERIALS--4.0%
--------------------------------------------------------------------------------
CHEMICALS--2.4%
BASF AG, Sponsored
ADR                                                   264,580        36,803,078
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                  694,760        47,160,309
                                                                ----------------
                                                                     83,963,387

--------------------------------------------------------------------------------
METALS & MINING--1.6%
Carpenter Technology
Corp.                                                 398,450        57,739,390

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.4%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
AT&T, Inc.                                          1,667,000   $    69,663,930
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.4%
Sprint Nextel Corp.                                 3,006,200        51,406,020
--------------------------------------------------------------------------------
UTILITIES--7.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--7.5%
Exelon Corp.                                        1,206,419        99,867,365
--------------------------------------------------------------------------------
FirstEnergy Corp.                                   2,354,086       164,079,794
                                                                ----------------
                                                                    263,947,159

--------------------------------------------------------------------------------
ENERGY TRADERS--0.4%
Dynegy, Inc., Cl. A 1                               1,573,610        14,492,948
                                                                ----------------
Total Common Stocks
(Cost $3,025,584,761)                                             3,384,403,534

--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--2.6%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E,
5.20% 2,3
(Cost $94,288,244)                                 94,288,244        94,288,244

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST  $3,119,873,005)                                   98.1%    3,478,691,778
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                        1.9        66,682,683
                                                 -------------------------------
NET ASSETS                                              100.0%  $ 3,545,374,461
                                                 ===============================


                           23 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                         SHARES           GROSS           GROSS             SHARES
                               OCTOBER 31, 2006       ADDITIONS      REDUCTIONS   OCTOBER 31, 2007
---------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E            112,899,057   1,828,451,519   1,847,062,332         94,288,244

                                                                                          DIVIDEND
                                                                          VALUE             INCOME
---------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                          $  94,288,244       $  6,267,298

3. Rate shown is the 7-day yield as of October 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           24 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $3,025,584,761)                                               $ 3,384,403,534
Affiliated companies (cost $94,288,244)                                                         94,288,244
                                                                                           ----------------
                                                                                             3,478,691,778
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                               153,522,730
Shares of capital stock sold                                                                    22,695,560
Dividends                                                                                        4,811,820
Other                                                                                               79,138
                                                                                           ----------------
Total assets                                                                                 3,659,801,026

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                  20,250,132
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                           88,677,378
Shares of capital stock redeemed                                                                 4,215,766
Distribution and service plan fees                                                                 504,383
Transfer and shareholder servicing agent fees                                                      354,052
Directors' compensation                                                                            241,402
Shareholder communications                                                                         129,785
Other                                                                                               53,667
                                                                                           ----------------
Total liabilities                                                                              114,426,565

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $ 3,545,374,461
                                                                                           ================

-----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                       $       120,636
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   2,943,285,743
-----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                               22,382,131
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                 220,767,178
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                     358,818,773
                                                                                           ----------------
NET ASSETS                                                                                 $ 3,545,374,461
                                                                                           ================


                           25 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,747,318,132 and 59,450,637 shares of capital stock outstanding)                     $ 29.39
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                               $ 31.18
-----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $157,689,067 and
5,531,151 shares of capital stock outstanding)                                         $ 28.51
-----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$325,043,755 and 11,564,102 shares of capital stock outstanding)                       $ 28.11
-----------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $202,101,456 and
7,020,100 shares of capital stock outstanding)                                         $ 28.79
-----------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,113,222,051 and 37,069,548 shares of capital stock outstanding)       $ 30.03

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           26 | OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,515,312)    $ 45,670,820
Affiliated companies                                                          6,267,298
----------------------------------------------------------------------------------------
Interest                                                                         74,894
----------------------------------------------------------------------------------------
Other income                                                                     25,064
                                                                           -------------
Total investment income                                                      52,038,076

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                              12,957,844
----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                       3,728,922
Class B                                                                       1,591,662
Class C                                                                       2,838,078
Class N                                                                         815,622
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                       2,238,979
Class B                                                                         344,394
Class C                                                                         493,043
Class N                                                                         441,085
Class Y                                                                         295,257
---------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                         208,043
Class B                                                                          56,099
Class C                                                                          46,536
Class N                                                                           9,576
Class Y                                                                           1,565
----------------------------------------------------------------------------------------
Directors' compensation                                                         149,146
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                      21,157
----------------------------------------------------------------------------------------
Accounting service fees                                                          15,000
----------------------------------------------------------------------------------------
Other                                                                           148,779
                                                                           -------------
Total expenses                                                               26,400,787
Less reduction to custodian expenses                                             (6,350)
Less waivers and reimbursements of expenses                                    (126,819)
                                                                           -------------
Net expenses                                                                 26,267,618

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        25,770,458

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                     257,315,428
Foreign currency transactions                                                       441
                                                                           -------------
Net realized gain                                                           257,315,869
----------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                        119,017,980

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $402,104,307
                                                                           =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           27 | OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                  2007             2006
--------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   25,770,458   $   16,113,044
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                257,315,869       84,152,807
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            119,017,980      154,457,168
                                                                              --------------------------------
Net increase in net assets resulting from operations                             402,104,307      254,723,019

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (10,342,465)      (6,280,289)
Class B                                                                                   --               --
Class C                                                                             (301,643)        (257,682)
Class N                                                                             (550,852)        (403,059)
Class Y                                                                           (4,974,836)      (1,646,648)
                                                                              --------------------------------
                                                                                 (16,169,796)      (8,587,678)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (42,823,976)     (37,624,988)
Class B                                                                           (4,983,082)      (5,717,096)
Class C                                                                           (8,531,829)      (7,961,584)
Class N                                                                           (4,238,631)      (3,484,148)
Class Y                                                                          (14,646,074)      (7,335,784)
                                                                              --------------------------------
                                                                                 (75,223,592)     (62,123,600)

--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
capital stock transactions:
Class A                                                                          291,753,659      339,532,658
Class B                                                                           (7,981,071)       7,356,215
Class C                                                                           45,543,313       56,840,156
Class N                                                                           61,566,614       35,703,304
Class Y                                                                          612,827,761      256,201,657
                                                                              --------------------------------
                                                                               1,003,710,276      695,633,990

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total increase                                                                 1,314,421,195      879,645,731
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                            2,230,953,266    1,351,307,535
                                                                              --------------------------------

End of period (including accumulated net investment income
of $22,382,131 and $12,781,028, respectively)                                 $3,545,374,461   $2,230,953,266
                                                                              ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           28 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED OCTOBER 31,                    2007                2006              2005          2004            2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $     26.08         $     23.79         $   21.15     $   18.46       $   14.78
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .28 1               .25 1             .19 1         .13 1           .04
Net realized and unrealized gain                     4.10                3.24              2.75          2.61            3.67
                                              ------------------------------------------------------------------------------------
Total from investment operations                     4.38                3.49              2.94          2.74            3.71
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                 (.21)               (.17)             (.11)         (.05)           (.03)
Distributions from net realized gain                 (.86)              (1.03)             (.19)           --              --
                                              ------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (1.07)              (1.20)             (.30)         (.05)           (.03)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $     29.39         $     26.08         $   23.79     $   21.15       $   18.46
                                              ====================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  17.37%              15.20%            13.99%        14.85%          25.18%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $ 1,747,318         $ 1,282,691         $ 835,793     $ 378,785       $ 215,019
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $ 1,504,682         $ 1,052,054         $ 600,426     $ 303,560       $ 166,143
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                1.01%               1.03%             0.83%         0.66%           0.37%
Total expenses                                       0.89% 4,5,6         0.93% 4,5,6       0.99% 5       1.07% 5,7       1.22% 5,7
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               130%                101%               72%           85%            117%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended October 31, 2007                  0.89%
             Year Ended October 31, 2006                  0.93%

5. Reduction to custodian expenses less than 0.005%.

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           29 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED OCTOBER 31,                                     2007          2006          2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   25.33     $   23.17     $   20.68     $  18.18     $  14.64
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                           .05 1         .04 1        (.01) 1      (.05) 1      (.06)
Net realized and unrealized gain                                      3.99          3.15          2.69         2.55         3.60
                                                                 -----------------------------------------------------------------
Total from investment operations                                      4.04          3.19          2.68         2.50         3.54
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    --            --            --           --           --
Distributions from net realized gain                                  (.86)        (1.03)         (.19)          --           --
                                                                 -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                       (.86)        (1.03)         (.19)          --           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   28.51     $   25.33     $   23.17     $  20.68     $  18.18
                                                                 =================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                   16.40%        14.19%        13.02%       13.75%       24.18%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $ 157,689     $ 147,034     $ 127,258     $ 85,683     $ 60,858
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $ 159,306     $ 136,256     $ 109,545     $ 77,341     $ 51,476
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                          0.19%         0.19%        (0.03)%      (0.24)%      (0.44)%
Total expenses                                                        1.73% 4       1.81% 4       1.87%        1.98%        2.14%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                    1.73%         1.81%         1.87%        1.98%        2.05%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                130%          101%           72%          85%         117%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended October 31, 2007                  1.73%
             Year Ended October 31, 2006                  1.81%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           30 | OPPENHEIMER VALUE FUND

CLASS C    YEAR ENDED OCTOBER 31,                                      2007          2006          2005        2004         2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   25.00     $   22.89     $   20.41    $  17.93     $  14.44
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                            .06 1         .06 1         .01 1      (.03) 1       .03
Net realized and unrealized gain                                       3.94          3.11          2.66        2.51         3.46
                                                                  ----------------------------------------------------------------
Total from investment operations                                       4.00          3.17          2.67        2.48         3.49
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.03)         (.03)           --          --           --
Distributions from net realized gain                                   (.86)        (1.03)         (.19)         --           --
                                                                  ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                        (.89)        (1.06)         (.19)         --           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   28.11     $   25.00     $   22.89    $  20.41     $  17.93
                                                                  ================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                    16.48%        14.31%        13.14%      13.83%       24.17%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                          $ 325,044     $ 247,730     $ 170,710    $ 79,501     $ 32,625
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $ 284,073     $ 212,087     $ 124,605    $ 61,387     $ 21,366
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                           0.23%         0.25%         0.04%      (0.17)%      (0.49)%
Total expenses                                                         1.67% 4       1.72% 4       1.77%       1.89%        2.07%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                     1.67%         1.71%         1.77%       1.89%        2.07%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 130%          101%           72%         85%         117%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended October 31, 2007                  1.67%
             Year Ended October 31, 2006                  1.72%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           31 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N    YEAR ENDED OCTOBER 31,                                    2007          2006         2005        2004       2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   25.56     $   23.38     $  20.80    $  18.25    $ 14.68
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .18 1         .16 1        .11 1       .06 1      .03
Net realized and unrealized gain                                     4.02          3.17         2.72        2.56       3.59
                                                                -------------------------------------------------------------
Total from investment operations                                     4.20          3.33         2.83        2.62       3.62
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.11)         (.12)        (.06)       (.07)      (.05)
Distributions from net realized gain                                 (.86)        (1.03)        (.19)         --         --
                                                                -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                      (.97)        (1.15)        (.25)       (.07)      (.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   28.79     $   25.56     $  23.38    $  20.80    $ 18.25
                                                                =============================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                  16.96%        14.73%       13.68%      14.39%     24.70%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $ 202,101     $ 122,588     $ 76,058    $ 33,100    $ 7,417
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $ 163,402     $ 104,142     $ 53,166    $ 23,344    $ 3,275
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                         0.66%         0.66%        0.50%       0.28%     (0.03)%
Total expenses                                                       1.26% 4       1.33% 4      1.30%       1.45%      1.61%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                   1.25%         1.31%        1.30%       1.45%      1.55%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               130%          101%          72%         85%       117%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended October 31, 2007                  1.26%
             Year Ended October 31, 2006                  1.33%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           32 | OPPENHEIMER VALUE FUND

CLASS Y    YEAR ENDED OCTOBER 31,                                     2007          2006          2005       2004      2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     26.61     $   24.23     $   21.54   $  18.79   $ 14.96
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 1                                         .38           .33           .26        .24     (1.86)
Net realized and unrealized gain                                      4.19          3.31          2.81       2.62      5.71 1
                                                               --------------------------------------------------------------
Total from investment operations                                      4.57          3.64          3.07       2.86      3.85
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  (.29)         (.23)         (.19)      (.11)     (.02)
Distributions from net realized gain                                  (.86)        (1.03)         (.19)        --        --
                                                               --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                      (1.15)        (1.26)         (.38)      (.11)     (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     30.03     $   26.61     $   24.23   $  21.54   $ 18.79
                                                               ==============================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                   17.81%        15.58%        14.38%     15.30%    25.78%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                       $ 1,113,222     $ 430,910     $ 141,489   $ 31,914   $ 2,617
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                              $   643,874     $ 287,929     $  83,000   $  8,398   $ 1,558
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                 1.33%         1.32%         1.10%      1.17%     0.76%
Total expenses                                                        0.53% 4       0.57% 4       0.70%      0.61%     1.19%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                                    0.53%         0.57%         0.70%      0.61%     0.80%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                130%          101%           72%        85%      117%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended October 31, 2007                  0.53%
             Year Ended October 31, 2006                  0.57%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           33 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded


                           34 | OPPENHEIMER VALUE FUND
on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive


                           35 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
   -------------------------------------------------------------------------
      $99,506,017    $160,151,829             $237,010         $342,782,470

1. The Fund had $237,010 of straddle losses which were deferred.

2. During the fiscal year ended October 31, 2007, the Fund utilized $444,392 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2006, the Fund utilized $444,391 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2007. Net assets of the Fund were unaffected by the reclassifications.


                           36 | OPPENHEIMER VALUE FUND

                                                        REDUCTION TO
                                  INCREASE TO        ACCUMULATED NET
          INCREASE TO         ACCUMULATED NET       REALIZED GAIN ON
          PAID-IN CAPITAL   INVESTMENT INCOME          INVESTMENTS 4
          -----------------------------------------------------------
              $33,578,013                $441            $33,578,454

4. $33,133,621, including $22,961,291 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

                                                YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 2007   OCTOBER 31, 2006
          -------------------------------------------------------------------
          Distributions paid from:
          Ordinary income                      $40,528,852        $30,485,063
          Long-term capital gain                50,864,536         40,226,215
                                               ------------------------------
          Total                                $91,393,388        $70,711,278
                                               ==============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities         $ 3,135,909,308
                                                 ===============
          Gross unrealized appreciation          $   410,043,660
          Gross unrealized depreciation              (67,261,190)
                                                 ---------------
          Net unrealized appreciation            $   342,782,470
                                                 ===============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2007, the Fund's projected benefit obligations were increased by $94,001 and payments of $53,255 were made to retired directors, resulting in an accumulated liability of $156,091 as of October 31, 2007.

     The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the


                           37 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           38 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 600 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                       YEAR ENDED OCTOBER 31, 2007       YEAR ENDED OCTOBER 31, 2006
                                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
CLASS A
Sold                                   23,295,444   $  663,051,599       23,919,621   $  579,171,413
Dividends and/or
distributions reinvested                1,736,237       44,881,732        1,598,871       37,701,387
Redeemed                              (14,770,459)    (416,179,672)     (11,459,357)    (277,340,142)
                                      ---------------------------------------------------------------
Net increase                           10,261,222   $  291,753,659       14,059,135   $  339,532,658
                                      ===============================================================

-----------------------------------------------------------------------------------------------------
CLASS B
Sold                                    1,518,811   $   41,484,316        2,381,194   $   56,210,847
Dividends and/or
distributions reinvested                  183,722        4,640,816          229,580        5,300,995
Redeemed                               (1,976,468)     (54,106,203)      (2,297,903)     (54,155,627)
                                      ---------------------------------------------------------------
Net increase (decrease)                  (273,935)  $   (7,981,071)         312,871   $    7,356,215
                                      ===============================================================

-----------------------------------------------------------------------------------------------------
CLASS C
Sold                                    3,674,614   $   99,965,187        4,078,571   $   94,942,821
Dividends and/or
distributions reinvested                  283,585        7,061,273          287,974        6,557,164
Redeemed                               (2,303,734)     (61,483,147)      (1,913,350)     (44,659,829)
                                      ---------------------------------------------------------------
Net increase                            1,654,465   $   45,543,313        2,453,195   $   56,840,156
                                      ===============================================================

-----------------------------------------------------------------------------------------------------
CLASS N
Sold                                    4,133,411   $  115,421,257        3,285,579   $   77,644,333
Dividends and/or
distributions reinvested                  174,323        4,427,792          158,150        3,669,069
Redeemed                               (2,083,332)     (58,282,435)      (1,901,403)     (45,610,098)
                                      ---------------------------------------------------------------
Net increase                            2,224,402   $   61,566,614        1,542,326   $   35,703,304
                                      ===============================================================

-----------------------------------------------------------------------------------------------------
CLASS Y
Sold                                   23,358,752   $  686,061,636       13,353,906   $  330,058,444
Dividends and/or
distributions reinvested                  744,490       19,602,409          366,523        8,792,882
Redeemed                               (3,226,914)     (92,836,284)      (3,366,592)     (82,649,669)
                                      ---------------------------------------------------------------
Net increase                           20,876,328   $  612,827,761       10,353,837   $  256,201,657
                                      ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2007, were as follows:

                                             PURCHASES             SALES
          --------------------------------------------------------------
          Investment securities         $4,351,388,054    $3,398,953,423


                           39 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

              FEE SCHEDULE
              ----------------------------------------
              Up to $300 million                0.625%
              Next $100 million                 0.500
              Over $400 million                 0.450

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2007, the Fund paid $3,766,782 to OFS for services to the Fund.

     Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of


                           40 | OPPENHEIMER VALUE FUND
such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2007 for Class B, Class C and Class N shares were $2,532,145, $2,714,657 and $1,600,336, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                         CLASS A         CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------
October 31, 2007        $941,379         $15,627        $194,372         $21,358          $9,556

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2007, OFS waived $8,253 for Class N shares. This undertaking may be amended or withdrawn at any time.

     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended October 31, 2007, the Manager waived $118,566 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.


                           41 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT Continued

     In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                           42 | OPPENHEIMER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER SERIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund, (a portfolio of the Oppenheimer Series Fund, Inc.), including the statement of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 13, 2007


                           43 | OPPENHEIMER VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Capital gain distributions of $0.5837 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 5, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions should be multiplied by 30.49% to arrive at the amount eligible for the corporate dividend-received deduction.

     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $45,685,722 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2007, $37,243 or 0.23% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $87,160,691 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           44 | OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                           45 | OPPENHEIMER VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

     NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

     QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took


                           46 | OPPENHEIMER VALUE FUND
account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy, the portfolio manager for the Fund, and the Manager's Value Equity investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

     INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each regular quarterly Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap value funds advised by the Manager and by other investment advisers. The Board noted that the Fund's three-year and five-year performance was better than its peer group median. However its one-year and ten-year performance was below its peer group median.

     MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other large-cap value funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses were lower than its peer group median.

     ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in


                           47 | OPPENHEIMER VALUE FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

     BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

     CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                           48 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
FUND, LENGTH OF SERVICE, AGE      NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
DIRECTORS                         80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Chairman of the Board of          Special Value Opportunities Fund, LLC (registered investment company) (since September
Directors (since 2007) and        2004); Member of Zurich Financial Services Investment Advisory Board (insurance) (since
Director (since 2005)             October 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of
Age: 64                           Governing Trustees of The Jackson Laboratory (non-profit); Trustee of the Institute for
                                  Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September
                                  2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit);
                                  Governor, Jerome Levy Economics Institute of Bard College (August 1990-September 2001)
                                  (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 63 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                  President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment
Trustee (since 2007)              management company) (since January 2004); President of The Community Reinvestment Act
Age: 67                           Qualified Investment Fund (investment management company) (since January 2004);
                                  Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Chief Operating Officer and Chief Financial
                                  Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National
                                  Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief
                                  Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President
                                  and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement
                                  Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                  Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of
                                  Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial
                                  Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill
                                  Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                  (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972);
                                  held the following positions at Price Waterhouse & Company (financial services firm): Tax
                                  Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States
                                  Marine Corps (1957-1959). Oversees 63 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research foundation) (since
Director (since 2005)             2005); Director of ICI Education Foundation (education foundation) (October 1991-August
Age: 66                           2006); President of the Investment Company Institute (trade association) (October 1991-June
                                  2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June
                                  2004). Oversees 53 portfolios in the OppenheimerFunds complex.


                           49 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 63 portfolios in the
Director (since 1996)             OppenheimerFunds complex.
Age: 74

PHILLIP A. GRIFFITHS,             Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since
Director (since 1999)             1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002);
Age: 69                           Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior
                                  Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group
                                  (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward
                                  Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the
                                  Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation
                                  (1994-1999); Provost at Duke University (1983-1991). Oversees 53 portfolios in the
                                  OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior
Director (since 2004)             Vice President and General Auditor of American Express Company (financial services company)
Age: 65                           (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Managing Director of Public Capital Advisors, LLC (privately-held financial advisor)
Director (since 2002)             (since January 2006); Director of Columbia Equity Financial Corp. (privately-held financial
Age: 55                           advisor) (since 2002); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Managing Director of Carmona Motley Hoffman Inc.
                                  (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and
                                  Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of
                                  the Episcopal Church of America, Member of the Investment Committee and Board of Human
                                  Rights Watch and the Investment Committee of Historic Hudson Valley. Oversees 53 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate
Director (since 1996)             governance consulting and executive recruiting) (since 1993); Life Trustee of International
Age: 76                           House (non-profit educational organization); Former Trustee of The Historical Society of the
                                  Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 53 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of the following medical device companies: Medintec (since 1992) and Cathco (since
Director (since 2005)             1996); Director of Lakes Environmental Association (environmental protection organization)
Age: 66                           (since 1996); Member of the Investment Committee of the Associated Jewish Charities of
                                  Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001);
                                  Director of C-TASC (a privately held bio-statistics company) (since May 2007). Oversees 53 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration and production company)
Trustee (since 2005)              (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling)
Age: 59                           (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice
                                  President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve
                                  Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).
                                  Oversees 53 portfolios in the OppenheimerFunds complex.


                           50 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                       YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM, OR UNTIL
                                  HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL
                                  HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED DIRECTOR DUE TO
                                  HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President
Director and President and        of the Manager (September 2000-March 2007); President and director or trustee of other
Principal Executive Officer       Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the
(since 2001)                      Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding
Age: 58                           company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
                                  Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and
                                  Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of
                                  OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                                  (since July 2001); Director of the following investment advisory subsidiaries of the
                                  Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                  Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                  November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                  (since July 2001); President (since November 2001) and Director (since July 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual
                                  Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB
                                  Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since
                                  June 1995); Chairman (since October 2007) and Member of the Investment Company Institute's
                                  Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE             THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. LEAVY,
FUND                              GILLESPIE, ZACK AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK,
                                  NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.
                                  TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR
                                  UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                Director of Equities (since January 2007); Senior Vice President of the Manager (since
Vice President and Portfolio      September 2000); Portfolio manager of Morgan Stanley Dean Witter Investment Management
Manager (since 2000)              (1997-September 2000). A portfolio manager and officer of 8 portfolios in the
Age: 36                           OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                Management and Shareholder Services, Inc. (since March 2004); Vice President of
(since 2004)                      OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Age: 57                           Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of
                                  the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting            Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer
Officer (since 1999)              Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 48                           2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May
                                  2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds
                                  Legacy Program (charitable trust program established


                           51 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED                   by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
Continued                         Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of
                                  102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer               and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
(since 2005)                      Berger Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the
Age: 37                           OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2001)            Manager; General Counsel and Director of the Distributor (since December 2001); General
Age: 59                           Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
                                  President and General Counsel of HarbourView Asset Management Corporation (since December
                                  2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                  (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                  Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                  Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                  (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                  Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                  President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                  Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                  2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc.
                                  (since November 2001); Director of OppenheimerFunds International Distributor Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary               (April 2001-April 2004), Associate General Counsel (December 2000-April 2004). An officer
(since 2004)                      of 102 portfolios in the OppenheimerFunds complex.
Age: 39

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary               First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
(since 2004)                      President (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios
Age: 43                           in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary               2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
(since 2001)                      2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
Age: 42                           (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                  (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                  Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                  1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                           52 | OPPENHEIMER VALUE FUND

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $21,000 in fiscal 2007 and $15,000 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund, Inc.

By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    12/11/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    12/11/2007

By:      /s/ Brian W. Wixted
         ---------------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    12/11/2007